CNI CHARTER FUNDS

High Yield Bond Fund

Supplement dated May 7, 2009 to Prospectuses dated January 28, 2009

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following paragraphs replace the first, second, third and fourth full paragraphs on page 26 of the Class N prospectus and the third, fourth, fifth and sixth paragraphs on page 26 of the Institutional Class prospectus:

Guggenheim Investment Management, LLC.  Guggenheim Investment Management, LLC (“Guggenheim”) currently serves as the High Yield Bond Fund’s sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM.  Guggenheim’s principal offices are located at 135 East 57th Street, 6th Floor, New York, New York 10022.  Guggenheim provides investment advisory services to institutional clients including public pensions, corporate pensions, foundations, insurance companies and family offices, and as of May 1, 2009 managed or sub-managed $15.5 billion in assets.  Guggenheim is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm which offers capital markets services, portfolio and risk management expertise, wealth management, investment management and family office services.

The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing Director and Portfolio Manager at Guggenheim.  Mr. Lindquist joined Guggenheim on April 15, 2009, and is its portfolio manager for high yield strategies and a member of its Investment Committee.  He was previously a Managing Director and the head of the high yield management team at Halbis Capital Management (USA), Inc., whose parent company he joined in 2005.  Prior to working for Halbis, Mr. Lindquist was previously a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC. He joined Credit Suisse in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business.

Steve Sautel, CFA, a Senior Managing Director and Chief Operating Officer of Guggenheim, and Patrick Mitchell, a Managing Director at Guggenheim, assist in the risk management and portfolio oversight of the High Yield Bond Fund.  Mr. Sautel joined Guggenheim Partners in October 2001, is responsible for portfolio construction across all of Guggenheim’s portfolios and is a member of its Investment Committee.  Mr. Sautel received his MBA from the University of Michigan and his BBA from the University of Kentucky. Mr. Mitchell joined Guggenheim in 2009 and is responsible for high yield separate accounts.  Previously, Mr. Mitchell was a Managing Director at Maple Stone Capital Management, LLC (2007 to 2008) and Metropolitan West Financial, LLC (2000 to 2005).  At those companies, he was responsible for a variety of management activities including portfolio management, business development, operations and corporate management.  Mr. Mitchell received an MBA from Idaho State University and a Bachelor of Science in Business from the University of Idaho.

A discussion regarding the basis of the Board of Trustees’ approval of CNAM’s sub-advisory agreement with Guggenheim will be available in the Funds’ Semi-Annual Report for the fiscal period ended March 31, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SU-020-0100